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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                                  MARCH 5, 2003
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))

                              iSTAR FINANCIAL INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          MARYLAND                    1-15371                   95-6881527
(STATE OR OTHER JURISDICTION        (COMMISSION               (IRS EMPLOYER
      OF INCORPORATION)             FILE NUMBER)          IDENTIFICATION NUMBER)

 1114 AVENUE OF THE AMERICAS, 27TH FLOOR
           NEW YORK, NEW YORK                                     10036
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

                                 (212) 930-9400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS

        Attached as Exhibit 99.1 to this report is a supplemental investor presentation.

ITEM 7. EXHIBITS

        99.1  Supplemental presentation.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     iSTAR FINANCIAL INC.


Date: March 5, 2003               By:  /s/ Jay Sugarman
                                       ----------------
                                           Jay Sugarman
                                           Chairman and Chief Executive Officer

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